                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 200549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 22, 1997


                          THE SPORTS CLUB COMPANY, INC.



         Delaware                    1-13290                    95-4479735
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


11100 Santa Monica Boulevard, Suite 300
      Los Angeles, California                                       90025
  (address of principal executive offices)                        (Zip Code)



               Registrant's telephone number, including area code (310) 479-5200


   (Former name or former address, if changed since last report.) Not applicable




                                  Page 1 of 4.

                          Index of Exhibits on Page 3.

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ITEM 5.  OTHER EVENTS.

         As previously disclosed in Registrant's Form 10-K for the fiscal year ended December 31, 1996, and other documents on file with the Securities and Exchange Commission, Registrant and several of its subsidiaries have been involved in a dispute with Century Entertainment Center, L.P. ("Century") over lease obligations relating to the closed Century City Spectrum Club.

         On May 22, 1997, Registrant and Century announced the settlement of all claims related to the dispute in a Press Release attached as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of business acquired.     Not Applicable

         (b)  Pro Forma Financial Information.               None

         (c)  Exhibits.                                      Press Release
                                                             dated May 22, 1997



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                                              THE SPORTS CLUB COMPANY, INC.



                                              By:    /s/ John M. Gibbons
                                                -------------------------------
                                                 John M. Gibbons, President





May 22, 1997


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                                  EXHIBIT INDEX

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ITEM              DESCRIPTION                                               PAGE
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7(c)(1)           Press Release dated May 22, 1997                           4

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